                                                                   EXHIBIT 10.14


                          MOTOR TRANSPORTATION CONTRACT


         This Contract is entered into as of the date set forth in the closing paragraph of this Contract, and is made by and between Combined Express, Inc. headquartered in Fairless Hills, Pennsylvania, a motor carrier licensed by the Interstate Commerce Commission, herein called "Service Provider", and Weiss & Neuman Shoe Company with its offices at 1209 Washington Ave., St. Louis, Missouri 63103, herein called "Shipper".

                                    RECITALS

         A) Service Provider desires to transport freight for hire under a contractual arrangement with Shipper. The purpose of such arrangement is for Service Provider to provide transportation services as a contract carrier licensed by the Interstate Commerce Commission, herein called "ICC".

         B) Shipper desires to contract the motor contract carrier services of Carrier.

         C) The arrangements herein contemplates that Service Provider will provide warehousing and transportation services for Shipper and its customers at the direction of the Shipper and that charges for such services will be invoiced directly to Shipper pursuant to this Contract.

                              TERMS AND CONDITIONS

                  1) PERMIT NECESSITY: Service Provider will have in place prior to commencing services pursuant to this Contract a permit issued by the ICC. Such permit will authorize Service Provider to transport general commodities on a nationwide basis either for the account of Shipper or for the account of such generic class which would include Shipper for the duration of this Contract.

                  2) DURATION: This agreement shall become effective on the date first written above and shall continue in force until either part terminates the Agreement by giving the other party (30) days written notice of its intention to terminate. Our initial agreement term is for a period of one year.

                  3) CONTRACTUAL COMMITMENT: It is the express intent of the parities that this Contract shall govern all shipments tendered to the Service Provider by Shipper and that the published rates filed with the Interstate Commerce Commission shall not apply to any Shipper shipment.

                  4) SPECIALIZED SERVICES: Service Provider agrees to provide specialized services with any additional charges for such services to be set forth in Exhibit A, B and so forth, to Shipper, such services to include, but not be limited to, multiple pick up and stop-off service, transloading and labeling of air and ocean international shipments, domestic shipments, warehousing of merchandise for a specified period, pick and pack shoe cases as instructed through agreed electronic interchange and such other house service provider type services which may be required by Shipper.

                  5) BILATERAL COMMITMENT: Shipper agrees to tender to the Service Provider a continuing series of shipments moving to, from, or between facilities of Shipper or its customer or its customer's suppliers or customers in each of the United States in quantities of not less than five (5) container shipments per year.

                  6) SERVICE PROVIDER SERVICE STANDARD: Service Provider will provide reasonable transportation services pursuant to this Contract. Service Provider will accept tender of shipments as directed by Shipper, and load, transport, unload and deliver such shipments promptly and efficiently. Each shipment shall be evidenced by a uniform motor carrier bill of lading, or other receipt containing substantially similar terms and conditions. Such bill of lading or receipt is to be signed by Service Provider and will show the kind and quantity or commodities received and delivered by Service Provider at the loading and unloading points. To the extent that this Contract is inconsistent with the terms and conditions of a uniform motor carrier bill of lading or other receipt, this Contract shall prevail.

                  7) SERVICE PROVIDERS RATES AND CHARGES: All shipments under this contract shall be transported in accordance with those rates, charges, and rules set forth in attached Appendixes. Any changes in those appendixes must be made by a written amendment signed by both of the parties to this Contract. The time limit for instituting suit to recover overcharges and undercharges shall be two years from the date shown on the bill of lading.

                  8) SHIPPER'S OBLIGATIONS: Service Provider and Shipper agree that Shipper shall pay Service Provider's rates and charges under this Contract within twenty-one days of receipt of the invoice.

                  9) CARRIER LIABILITY: Service Provider shall be liable for lost, damaged or destroyed freight while in possession of Service Provider. If any part of a shipment is lost, damaged or destroyed, Shipper shall submit a claim in writing to Service Provider within nine months of the date of loss. Service Provider shall be entitled to a credit for the reasonable salvage value of any damaged cargo. Shipper's claim for damage or loss shall be limited to full actual value.

                  10) SERVICE PROVIDER'S RESPONSIBILITIES: Service Provider's liability begins when it signs the bill of lading or receipt and there is nothing further for Shipper or its customer or the bill of lading consignor or consignee to do in tendering the freight to Service Provider. Service Provider's liability shall end when it receives a signed delivery receipt from the proper named consignee noting no obvious external damage or shortages and nothing remains to be done by Service Provider to deliver the shipment to the consignee. When a shipment is refused by the consignee, or Service Provider is unable to deliver it for any reason, Service Provider's liability as a warehouseman shall not begin under Service Provider has placed the shipment in a public warehouse or in its terminal or storage facility under reasonable security and written notice has been given Shipper.

                  11) NOTICE OF CLAIM: The time limit for filing a claim based upon loss, damage, injury or delay to freight again Service Provider shall be nine (9) months from date of delivery or after reasonable time for delivery has elapsed. This time limit shall be satisfied by the mailing of a claim by Shipper, Shipper's customer, parties to the bill of lading, or the beneficial owner of the freight within that time limit.

                  12) STATUE OF LIMITATIONS AND LEGAL FEES: The time for instituting suite, based on loss, damage, injury or delay to freight pursuant to this Contract shall be two (2) years and a day from the date of shipment.

                  13) INDEPENDENT CONTRACTOR: In the performance of transportation service hereunder, Service Provider shall be an independent contractor and not an agent or employee of Shipper or its customers. Service Provider, at its own expense, will furnish suitable trucks, tractors and semitrailers to comply with this Contract, and to assume all costs, expenses and liabilities incident to the transportation of shipments, including all costs of fuel and insurance, and all expenses and liabilities to or arising out of the maintenance, repair or operation of the equipment.

                  14) INSURANCE: Service Provider shall procure and maintain, at the expense of Service Provider liability insurance with a reputable and financially responsible insurance carrier properly insuring Service Provider against liability and claims (a) for injuries to persons, (including injuries resulting in death), in an amount, in the case of each casualty, of not less an $1,000,000.00; (b) for damage to property, in an amount not less than $100,000.00 with respect to each accident; and (c) for loss of or damage to freight, in an amount not less than $1,000,000.00 with respect to each shipment.

                  15) SUCCESSOR AND ASSIGNS: This Contract shall be binding upon the successors and assigns of the respective parties hereto; provided, however, that neither Service Provider nor Shipper may assign this Contract or any rights hereunder without prior written consent of the other.

                  16) DIVISIBILITY: This Contract is divisible. If any provision is held to be violative of any law or regulation, or is unenforceable for any reason, such illegality shall not effect the remaining portions of this Contract, which shall remain in full force and effect.

                  17) APPLICATION OF LAW: This is a Pennsylvania contract and shall be construed in accordance with the laws of the State of Pennsylvania. The parties agree that any disputes arising under this Contract shall be litigated in the State of Pennsylvania. For that purpose, both parties agree to submit to the venue and jurisdictional requirements of the Pennsylvania state or federal courts.

                  18) COUNTERPARTS: This Contract may be executed in any number of identical counterparts, and each such counterpart shall be deemed a duplicate original hereof.

                 IN WITNESS WHEREOF, the parties have signed this Contract on the date last below written:

Dated:   Oct. 25, 1999
         ----------------------



       COMBINED EXPRESS, INC.                  WEISS & NEUMAN SHOE COMPANY



BY:  /s/   [illegible]                         BY:  /s/   Stanley K. Tusman
     ------------------------------               -----------------------------

                                 (PHILADELPHIA)

                                   ASSUMPTIONS



- Services Required: Drayage, handling in and out, warehousing, staging orders, pick and pack, palletize and shrink wrap.

-        Product: Footwear and accessories

-        Total SKU's: Unknown

- Carton Specs: Sixteen sorts, 900 cartons, 10800 pair per container, 9, 12, or 18 pair per carton.

- Estimated Volume: 60 import containers per year plus 33,000 domestic cartons.

-        Start Time: Receive first receipts as soon as possible.

-        Stacking Height: Racks will be required.

- Consolidation Process: 75% of product cross-docked. 25% storage to be used in pick and pack operation.

- Special Requirements: Label preparation, receiving, inventory, shipping and performance reports.

- Data Exchange by November 1, 1999: Weiss & Neuman has capability of exporting pre-receipt and shipping allocation information via ASCII flat files to Tri-Modal and Tri-Modal receives full co-operation of Weiss & Neuman MIS department.

- As long as allocations are provided, containers will be stripped within 24 hours of receipt.

-        Pick and pack will be accomplished within 48 hours of allocation.

(Note: Assumptions for both locations.)

                                 (PHILADELPHIA)

                                      RATES


-        Round-Trip container drayage:  R&G or Port of NY/NJ                $400.00
               - Driver delay time > 1 hr.                                  $9.00/quarter hour
               - Weekend pick-up surcharge                                  $20.00/container
               - Container Yard Storage > 48 hrs.                           $15.00/day
               - Demurrage and detention advances                           5.5% of money advances

-        Container/Trailer unloading, handling in and out                   $1.45 per carton

-        Pick and Pack                                                      $6.00 per carton or

                                                                            $.50 per pair

-        RPS processing                                                     $15.45 per hour

-        Label printing and application                                     $.35 per label

-        Storage (Monthly charge)                                           $.60 per carton

-        Preparation of bills of lading/order release processing            $4.95/release

-        Order cancellation charge                                          $15.00/release

-        Label preparation                                                  $.25/label

-        Expedite Service                                                   $25.00/order

         Important Note:  Overtime cost differential might apply

-        Overtime rates with customer authorization

                  -  Weekly                                                 1.5 times handling rate
                  -  Saturday                                               1.5 times handling rate
                  -  Sunday                                                 2.0 times handling rate

-        Labor (Special Handling, inventories, rework, etc.)

                  -  Regular                                                $15.00/man hr.
                  -  Overtime                                               $35.00/man hr.

                                  (CARSON, CA)

                                   ASSUMPTIONS



- Services Required: Drayage, handling in and out, warehousing, staging orders, pick and pack, palletize and shrink wrap.

-        Product: Footwear and accessories

-        Total SKU's: Unknown

- Carton Specs: Sixteen sorts, 900 cartons, 10800 pair per container, 9, 12 or 18 pair per carton.

- Estimated Volume: 240 import containers per year plus 33,000 domestic cartons.

-        Start Time: Receive first receipts as soon as possible.

-        Stacking Height: Racks will be required.

- Consolidation Process: 75% of product cross-docked. 25% storage to be used in pick and pack operation.

- Special Requirements: Label preparation, receiving, inventory, shipping and performance reports.

- Data Exchange by November 1, 1999: Weiss & Neuman has capability of exporting pre-receipt and shipping allocation information via ASCII flat files to Tri-Modal and Tri-Modal receives full co-operation of Weiss & Neuman MIS department.

- As long as allocations are provided, containers will be stripped within 24 hours of receipt.

-        Pick and pack will be accomplished within 48 hours of allocation.

(Note: Assumptions for both locations.)

                                  (CARSON, CA)

                                      RATES


-         Round-Trip container drayage:                                     $126.00/container

                -  Driver delay time > 1 hr.                                $9.00/quarter hour
                -  Weekend pick-up surcharge                                $20.00/container
                -  Container Yard Storage > 48 hrs.                         $15.00/day
                -  Demurrage and detention advances                         5.5% of money advances
                   RPS charges                                              minimum:  $25.00/check

-        Container/Trailer unloading, handling in and out                   $1.45 per carton

-        Pick and Pack                                                      $6.00 per carton or

                                                                            $.50 per pair

-        RPS processing                                                     $15.45 per hour

-        Label printing and application                                     $.35 per label

-        Storage (Monthly charge)                                           $.60 per carton

-        Preparation of bills of lading/order release processing            $4.95/release

-        Order cancellation charge                                          $15.00/release

-        Label preparation                                                  $.25/label

-        Expedite Service                                                   $25.00/order

         Important Note:  Overtime cost differential might apply

-        Overtime rates with customer authorization

                  -  Weekly                                                1.5 times handling rate
                  -  Saturday                                              1.5 times handling rate
                  -  Sunday                                                2.0 times handling rate



-        Labor (Special Handling, inventories, rework, etc.)

                  -  Regular                                              $20.00/man hr.
                  -  Overtime                                             $35.00/man hr.

                                ADDITIONAL RATES





ORIGIN:  Carson, California



DESTINATION                T/L (ROAD)                T/L (ALT. SVC.)
-----------                ----------                ---------------



St. Louis, MO              $2,200  40 hrs.           $1,700   5 days A.M.

Fairless Hills, PA         $3,100  55 hrs.           $1,950   5 days A.M.



ORIGIN:  Fairless Hills, Pennsylvania



DESTINATION                T/L (ROAD)                T/L (ALT. SVC.)
-----------                ----------                ---------------



St. Louis, MO              $925    22 hrs.           $840     60 hrs.

Carson, CA                 $2,800  55 hrs.           $1,950   5 days



ORIGIN:  Carson, California



DESTINATION                PER PALLET (ROAD)         PER PALLET (ALT. SVC.)
-----------                -----------------         ----------------------



St. Louis, MO                   NA                        NA

Fairless Hills, PA         $100      72  hrs.             $75        5 days



ORIGIN:  Fairless Hills, Pennsylvania



DESTINATION                PER PALLET (ROAD)          PER PALLET (ALT. SVC.)
-----------                -----------------          ----------------------



St. Louis, MO              $35      22  hrs.          $30      60 days

Carson, CA                 $100     72  hrs.          $75      5 days